U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2004

                            RELIV INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                            1-11768                   37-1172197
(State or Other             (Commission File Number)        (IRS Employer
Jurisdiction                                              Identification No.)
Incorporation)

            136 Chesterfield Industrial Blvd., Chesterfield, MO     63005
               (Address of Principal Executive Offices)          (Zip Code)

                                 (636) 537-9715
              (Registrant's Telephone Number, including Area Code)

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Item No. 5 - Other Events

      On May 4, 2004, Reliv International, Inc. issued a press release reporting that its Board of Directors declared a special stock dividend of $0.03 per share for each share of its issued and outstanding common stock. The Registrant stated a record date of May 17, 2004, and a distribution date of May 31, 2004.

Item No. 7 - Exhibit

         (c) The following exhibit is attached hereto:

         Exhibit No.                Exhibit

         99                         Press Release dated May 4, 2004, captioned:
                                    "Reliv International Declares Dividend"


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Reliv International, Inc.
                                                (Registrant)

Date: May 4, 2004                     By: /s/Stephen M. Merrick
                                          -------------------------------
                                          Stephen M. Merrick, Senior Vice
                                          President


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